DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 8/31/2016

	Accrual Basis	Cash Basis
Accounting Method:	X	

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 8/31/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 9/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

8/1/2016 to 8/31/2016 Month 8-16

CASH FLOW SUMMARY 8/31/2016	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. **Beginning Cash Balance**	$ 88,035	20,582,472	38,725	-	100	5,729,023	100	647	134	832	355,258	-	-	-	26,795,326 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	100,000	-	-	-	-	-	-	-	-	-	-	-	100,000 [2]
Miscellaneous	2	124	9	-	-	400	-	-	-	-	-	-	-	-	535
Total Cash Receipts	$ 2	124	100,009	-	0	400	0	0	-	-	-	-	-	-	100,535
3. Cash Disbursements															
Operations	(1,531)	(91,973)	(88,060)	-	-	-	-	-	(26)	-	(353)	-	-	-	(181,944)
Debt Service/Secured loan payment	-	-	-	-	-	(5,712,876)	-	-	-	-	-	-	-	-	(5,712,876)
Professional fees/U.S. Trustee fees	(5,118)	(215,745)	-	-	-	(16,547)	-	-	-	-	-	-	-	-	(237,409)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(100,000)	-	-	-	-	-	-	-	-	-	-	-	-	(100,000) [2]
Total Cash Disbursements	$ (6,649)	(407,719)	(88,060)	-	0	(5,729,423)	0	0	(26)	-	(353)	-	-	-	(6,232,229)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(6,647)	(407,595)	11,949	-	-	(5,729,023)	-	0	(26)	-	(353)	-	-	-	(6,131,694)
5 **Ending Cash Balance (to Form 2-C)**	$ 81,388	20,174,878	50,674	-	100	0	100	647	107	832	354,905	-	-	-	20,663,631

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Aug-16
MDW Corp	TD Canada Trust (CAD)	$ 81,388 [4]
Midway Gold US	Wells Fargo N.A.	20,174,878
Midway Services Company	Wells Fargo N.A.	50,674
Nevada Talon	Wells Fargo N.A.	832
Realty	Wells Fargo N.A.	354,905
RR Exploration	Wells Fargo N.A.	107
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	647
		$ 20,664,194 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $25,728.83
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 9/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 8/31/2016

CASH FLOW SUMMARY 8/31/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	356,244	-	-	-	30,217,693
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,780,000	-	5,019,208	404,872	713,208	713,000	143,000	51,500	6,500	-	-	-	18,212,695 [2]
Miscellaneous		47,975	899,436	76,150	-	-	501,679	-	600	-	-	-	-	-	-	1,525,839
Total Cash Receipts	$	532,792	36,657,473	4,856,150	-	5,019,208	22,861,718	713,208	713,600	143,000	51,500	362,744	-	-	-	71,911,394
3. Cash Disbursements																
Operations		(295,703)	(2,604,229)	(4,862,163)	-	(208)	(10,665,537)	(208)	(694,454)	(145,350)	(49,287)	(9,143)	-	-	-	(19,326,283)
Debt Service/Secured loan payment		-	-	-	-	-	(5,712,876)	-	-	-	-	-	-	-	-	(5,712,876)
Professional fees/U.S. Trustee fees		(220,686)	(7,026,297)	(27,950)	-	-	(1,478,367)	-	(21,993)	(2,275)	(2,300)	(1,625)	-	-	-	(8,781,493)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(6,866,581)	-	-	(5,019,000)	(5,424,081)	(713,000)	-	-	-	-	-	-	-	(18,217,950) [2]
Total Cash Disbursements	$	(731,852)	(16,497,107)	(4,890,113)	-	(5,019,208)	(23,280,861)	(713,208)	(716,447)	(147,625)	(51,587)	(10,768)	-	-	-	(52,058,776)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(199,059)	20,160,367	(33,963)	-	-	(419,143)	-	(2,847)	(4,625)	(87)	351,976	-	-	-	19,852,617
5 Ending Cash Balance (to Form 2-C)	$	81,388	20,174,878	50,674	-	100	0	100	647	107	832	354,905	-	-	-	20,663,632

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 31-Aug-16	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 81,388 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	20,174,878	14,511
Midway Services Company	Wells Fargo N.A.	50,674	84,638
Nevada Talon	Wells Fargo N.A.	832	919
Realty	Wells Fargo N.A.	354,905	2,930
RR Exploration	Wells Fargo N.A.	107	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	647	3,494
		$ 20,664,194 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $25,728.83
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

Rev. 9/30/2016

DEBTOR(S):	Midway Gold US Inc.	CASE NO:	15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

8/1/2016 to 8/31/2016 Month 8-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(407,719)	(100,000)	(307,719)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(6,649)	-	(6,649)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(26)	-	(26)
15-16840	Midway Services Co.	One Wells Fargo	(88,060)	-	(88,060)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(5,729,423)	-	(5,729,423) -
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	(353)	-	(353)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(6,232,229)**	**(100,000)**	**(6,132,229)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 8/1/2016 to 8/31/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
8/31/2016	Wells Fargo	2	Miscellaneous		123.87
8/1/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		50,000.00
8/15/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer		50,000.00
8/30/2016	United Healthcare	16	Miscellaneous		9.01
8/26/2016	Envirocare	19	Miscellaneous		400.00
8/31/2016	TD Canada Trust	21	Miscellaneous		1.84
			Total Sales	$	0.00
			Total Intercompany Transfers	$	100,000.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	534.72
			Total Cash Receipts	$	**100,534.72** [1]

Rev. 9/30/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 8/1/2016 to 8/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additi *8/31/2016*

Entity	Date	Check No.	Payee			Amount (USD$)
21	8/5/2016	941	Miller Thomson		$	-312.00
21	8/12/2016	943	Miller Thomson		$	-443.26
21	8/12/2016	942	Computershare		$	-776.06
21	8/26/2016	945	DLA Piper Canada		$	-4,525.34
21	8/26/2016	944	Borden Ladner Gervais		$	-592.38
					$	
2	8/1/2016	transfer	Wells Fargo		$	-50,000.00
2	8/5/2016	6342	Tonopah Public Utilities		$	-37.15
2	8/5/2016	6341	Tab Products CO LLC		$	-359.12
2	8/5/2016	6340	NV Energy		$	-127.67
2	8/5/2016	6343	Verizon Wireless		$	-376.61
2	8/5/2016	6339	Century Link		$	-197.00
2	8/5/2016	145268	Teresa Gustine		$	-425.00
2	8/5/2016	145266	All Copy Denver		$	-1,116.90
2	8/5/2016	145265	Al Copy Products PA		$	-597.45
2	8/5/2016	145267	ISC dba Venture Tech		$	-9,155.59
2	8/12/2016	6345	Lexis Nexis		$	-444.53
2	8/12/2016	6346	U.S. Bank Equipment Finance		$	-173.28
2	8/12/2016	6344	Iron Mountain		$	-24.00
2	8/12/2016	145273	Teresa Gustine		$	-450.00
2	8/12/2016		Monthly Service Charge		$	-521.14
2	8/15/2016	transfer	Wells Fargo		$	-50,000.00
2	8/18/2016	145275	Teresa Gustine		$	-425.00
2	8/19/2016	160050	Gavin/Solmonese		$	-8,011.60
2	8/19/2016	160051	Cooley		$	-35,008.11
2	8/19/2016	160053	FTI Consulting		$	-22,351.00
2	8/19/2016	160054	Sender Wasserman		$	-9,568.13
2	8/19/2016	160055	Squire Patton Boggs		$	-77,874.12
2	8/19/2016	160052	Moelis		$	-50,010.48
2	8/19/2016	6347	DOI Bureau of Land Management		$	-68,820.00
2	8/19/2016	6348	Nye County Recorder		$	-5,332.00
2	8/26/2016	6350	US Bank Equipment Finance		$	-225.81
2	8/26/2016	6349	Pitney Bowes		$	-116.55
2	8/26/2016	145279	Teresa Gustine		$	-514.99
2	8/26/2016	145278	Mt. Wheeler Power		$	-33.51
2	8/26/2016	145280	Angel Lyons	Rev. 8/31/2016	$	-2,500.00
2	8/26/2016	145277	EPIQ Systems		$	-12,921.77
					$	
9	8/5/2016	2115	White Pine County Treasurer		$	-229.76
9	8/18/2016	145274	City of Ely		$	-77.26
9	8/26/2016	145281	Mt Wheeler Power		$	-45.89

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 8/1/2016 to 8/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additi *8/31/2016*

Entity	Date	Check No.	Payee		Amount (USD$)
				$	
10	8/12/2016	3439	Keystate Corporate Management	$	-26.28
				$	
16	8/4/2016		Paycom	$	-36,523.86
16	8/5/2016		United Healthcare - Duluth	$	-4,251.34
16	8/5/2016	145271	Vision Services Plan	$	-55.89
16	8/8/2016	160056	Principal	$	-1,486.95
16	8/12/2016		United Healthcare - Duluth	$	-9.01
16	8/12/2016	160061	Rocky Mountain Reserve	$	-38.46
16	8/16/2016		Paycom	$	-24,734.00
16	8/22/2016		Rocky Mountain Reserve	$	-60.50
16	8/23/2016		Rocky Mountain Reserve	$	-38.46
16	8/24/2016		Principal	$	-739.23
16	8/26/2016		Paycom		-20,122.02
				$	
19	8/5/2016	145269	RPA Advisors	$	-5,477.50
19	8/5/2016	145270	Luskin, Stern, Eisler		-4,019.00
19	8/12/2016	145272	Luskin, Stern, Eisler	$	-6,480.00
19	8/19/2016	145276	Luskin, Stern, Eisler	$	-570.00
19	8/26/2016		CBA		-5,712,876.13
			Total Cash Disbursements	$	**-6,232,229.09** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 9/30/2016

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 8/31/2016

		CONSOLIDATED August 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		20,664,194	811,577
Accounts Receivable		74,908	201,443
Inventory		0	20,105,452
Prepaid		1,588,567	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		22,333,966	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		223,464	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		90,118	98,248
Total Long Term Assets		313,999	154,595,113
Total Assets		22,647,965	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,600,178)	(21,646,032)
Accounts Payable - Post-Petition		(765,055)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,789,415)	(51,673,880)
Total Current Liabilities		(69,379,635)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(69,379,700)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		142,607,562	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		106,684,802	(42,920,053)
Liability and Equity		(22,647,965)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 9/30/2016

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 8/1/2016 **to** 8/31/2016

	CONSOLIDATED August 2016 Actual		CONSOLIDATED August 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	(9,328)		16,909,082
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	(9,328)		35,058,641
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	96,688		2,924,672
Depreciation - CGA	3,724		257,168
Interest and bank charges	1,804		18,523
Legal, audit and accounting	201,588		4,182,703
Office & administrative	(230,413)		867,541
Salaries and benefits	73,544		1,865,880
Transfer agent and filing fees	751		46,568
Travel	0		10,084
Investor relations	400		66,588
Total General & Administrative	148,087		10,239,727
Total Operating Costs	138,759		172,950,373
Foreign exchange (gain) loss	45		791
Other income	3,344		1,495,115
(Gain) loss on disposal of PP&E	111,531		(10,492,068)
Interest and investment income	(147)		(1,185)
Total Other (Income) Expense	114,773		(8,997,348)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	253,532		145,828,554
Income tax recovery	0		0
Net Income	253,532		145,828,554

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES
For Period: 8/1/2016 to 8/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	8/31/2016	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,780	$10,582	$10,411	$4,952
Employee FICA taxes withheld	744	2,083	1,935	891
Employer FICA taxes	744	1,669	1,660	753
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:__________				
Local				
Personal property taxes				
Real property taxes				
Other:__________				
			Total unpaid post-petition taxes	$6,596

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	2/1/2017	2/1/2017
General liability	Federal INS	1,000,000	2/1/2017	2/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	2/1/2017	2/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	2/1/2017	2/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 8/1/2016 to 8/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	8/31/2016	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	10,206				10,206
Total	$ 74,908	$ -	$ -	$ -	$ 74,908

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 230,082	$ 66,916	$ 287,527	$ 61,123	$ 645,648
Other Payables	119,407	-	-	-	119,407
Total	$ 349,488	$ 66,916	$ 287,527	$ 61,123	$ 765,055

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	**Current Month's Accrual**	**Paid in Current Month**	**Court Approval Date**	**Month-end Balance Due [1]**
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (135,000)	$ (77,874)	7/17/2015	$ (152,992)
Debtor Local Counsel - S&W	25,000	(13,195)	(9,568)	7/16/2015	2,826
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(13,666)	(22,351)	7/24/2015	(3,081)
Investment Bank - Moelis	-	(62,500)	(50,010)	11/6/2015	(62,500)
Lender's Counsel - Luskin Stern	-	(2,774)	(21,109)	N/A	(2,774)
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	(5,478)	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(49,713)	(35,008)	8/14/2015	(59,185)
UCC Financial Advisor - Gavin Solmonese	-	(1,278)	(8,012)	8/19/2015	(2,825)
Epiq	10,947	(13,150)	(12,922)	7/23/2015	(2,203)
Total	$ 278,225	$ (291,276)	$ (242,332)		$ (192,539)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	**Position**	**Nature of Payment**	**Amount**
William Zisch	CEO and President	Payroll	$ 30,769

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 | CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year 8/31/2016		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	2016	$	5,419				
May	2016		27,487				
June	2016		6,095				
TOTAL 2nd Quarter		$	39,001.10	$	650	6330	7/22/2016
July	2016	$	12,607				
August	2016		6,649		650		
September			0				
TOTAL 3rd Quarter		$	19,255.79	$	650		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750	6270	4/29/2016
April	2016	$	695,708				
May	2016		1,129,571				
June	2016		773,316				
TOTAL 2nd Quarter		$	2,598,595.23	$	9,750	6336	7/22/2016
July	2016	$	892,469				
August	2016		307,719		6500		
September			0				
TOTAL 3rd Quarter		$	1,200,187.81	$	6,500		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	330,290			
February	2016	277,525			
March	2016	410,341			
TOTAL 1st Quarter $		1,018,155.30 $	6,500	1082	4/29/2016
April	2016 $	279,848			
May	2016	657,219			
June	2016	111,941			
TOTAL 2nd Quarter $		1,049,008.57 $	6,500	1089	7/22/2016
July	2016 $	68,940			
August	2016	88,060	1625		
September		0			
TOTAL 3rd Quarter $		156,999.98 $	1,625		
October	$	0			
November		0			
December		0			
TOTAL 4th Quarter $		0.00 $	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6271	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6337	7/22/2016
July	2016	$	0			
August	2016		0	325		
September			0			
TOTAL 3rd Quarter		$	0.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999.....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. CASE NO: 15-16842

14

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	2848	4/29/2016
April	2016	$	208				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	208.45	$	325	6332	7/22/2016
July	2016	$	0				
August	2016		0		325		
September			0				
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March	2016		912,734				
TOTAL 1st Quarter		$	3,097,236.26	$	10,400	2847	4/29/2016
April	2016	$	740,659				
May	2016		495,864				
June	2016		151,815				
TOTAL 2nd Quarter		$	1,388,337.56	$	6,500	6335	7/22/2016
July	2016	$	59,726				
August	2016		5,729,423		13000		
September			0				
TOTAL 3rd Quarter		$	5,789,148.50	$	13,000		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	1088	4/29/2016
April	2016	$	208			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	208.45	$ 325	1093	7/22/2016
July	2016	$	0			
August	2016		0	325		
September			0			
TOTAL 3rd Quarter		$	0.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 | CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991			
February	2016		25,307			
March	2016		14,947			
TOTAL 1st Quarter		$	326,244.36	$ 4,875	1087	4/29/2016
April	2016	$	7,885			
May	2016		3,439			
June	2016		99			
TOTAL 2nd Quarter		$	11,422.40	$ 325	1094	7/22/2016
July	2016	$	650			
August	2016		0	325		
September			0			
TOTAL 3rd Quarter		$	650.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642				
February	2016		0				
March	2016		1,525				
TOTAL 1st Quarter		$	2,167.40	$	325	3436	4/29/2016
April	2016	$	675				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	2,050.00	$	325	3438	7/22/2016
July	2016	$	325				
August	2016		26		325		
September			0				
TOTAL 3rd Quarter		$	351.28	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670			
February	2016		0			
March	2016		150			
TOTAL 1st Quarter		$	819.74	$ 325	1063	4/29/2016
April	2016	$	499			
May	2016		0			
June	2016		1,375			
TOTAL 2nd Quarter		$	1,874.00	$ 325	1066	7/22/2016
July	2016	$	675			
August	2016		0	325		
September			0			
TOTAL 3rd Quarter		$	675.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699				
May	2016		156				
June	2016		77				
TOTAL 2nd Quarter		$	931.96	$	325	2114	7/22/2016
July	2016	$	402				
August	2016		353		325		
September			0				
TOTAL 3rd Quarter		$	755.17	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6   CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6272	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6333	7/22/2016
July	2016	$	325			
August	2016		0	325		
September			0			
TOTAL 3rd Quarter		$	325.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc.
7

CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6273	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6334	7/22/2016
July	2016	$	0				
August	2016		0		325		
September			0				
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 8/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6274	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6331	7/22/2016
July	2016	$	0				
August	2016		0		325		
September			0				
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G

NARRATIVE

For Period Ending: 8/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of August 1, 2016 through August 31, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On August 18, 2016, Debtors filed their Disclosure Statement for First Amended Joint Chapter 11 Plan of Liquidation ("Disclosure Statement") and related First Amended Plan Joint Chapter 11 Plan of Liquidation (the "Plan"). Objections were filed to the Disclosure Statement and Plan.

On August 19, 2016, Debtors filed their fourth interim fee applications for the following professionals: (1) Sender Wasserman Wadsworth, P.C.; (2) FTI Consulting, Inc.; and (3) Moelis & Company, LLC. On August 22, 2016, Debtors filed their fourth interim fee application for Squire Patton Boggs (US) LLP.

On August 24, 2016, the Official Committee of Unsecured Creditors filed their third interim fee applications for the following professionals: (1) Cooley LLP; and (2) Gavin/Solmonese LLP.

Throughout August the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to the disclosure statement, joint plan of liquidation and other matters regarding the administration of Debtors' estates.

TD Canada Trust

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_2694695_007 E U 09656 00145

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]6025

Account Type
CURRENT ACCOUNT

Statement From - To
JUL 29/16 - AUG 31/16
Page 1 of 3

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			JUL29	50,474.51
CIPS CREDIT INTEREST		30.13	AUG02	50,504.64
CHQ#00939-2300199449	2,613.51		AUG11	47,891.13
CHQ#00942-0500180947	1,005.93		AUG17	
CHQ#00940-2300392605	13,520.36		AUG17	33,364.84
CHQ#00941-2300430866	406.29		AUG18	32,958.55
CHQ#00943-2300503897	574.56		AUG19	32,383.99
IWPN CHARGES	5.00		AUG22	
CMS-BR/PT FEES	30.00		AUG22	32,348.99
DEPOSIT		15.00	AUG23	32,363.99
SERVICE CHARGE	7.50		AUG31	
ITEMS DEP FEE	0.22		AUG31	32,356.27

5 CHQS ENCLOSED NEXT STATEMENT DATE IS SEP 30/16
MONTHLY AVER. CR. BAL. $41,272.76
MONTHLY MIN. BAL. $32,348.99
DEP CONTENT- CASH 0 ITEMS 1 UNC BATCH 0

	No.	Amount
Credits	2	45.13
Debits	9	18,163.37

-
-
-

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$831.58	$0.00	$0.00	$831.58

Daily ledger balance summary

Date	*Balance*
07/31	831.58

Average daily ledger balance **$831.58**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$355,258.20	$0.00	-$352.91	$354,905.29

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/18	77.26	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
	08/26	45.89	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$123.15	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2115	229.76	08/11

$229.76	**Total checks paid**
$352.91	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	355,258.20	08/18	354,951.18	08/26	354,905.29
08/11	355,028.44				

Average daily ledger balance **$355,058.78**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]724 ■ August 1, 2016 - August 31, 2016 ■ Page 1 of 1

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$133.70	$0.00	-$26.28	$107.42

Debits

Checks paid

Number	*Amount*	*Date*	
3439	26.28	08/15	
		$26.28	**Total checks paid**
		$26.28	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
07/31	133.70	08/15	107.42

Average daily ledger balance **$119.28**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ August 1, 2016 - August 31, 2016 ■ Page 1 of 1

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
07/31	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted] 1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
07/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1446 ■ August 1, 2016 - August 31, 2016 ■

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
07/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$40,023.68	$100,009.01	-$89,358.32	$50,674.37

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/01	50,000.00	Online Transfer Ref #Bbe2Wb3H6L From 6198288265 on 08/01/2016 0825 Am
	08/15	50,000.00	Online Transfer Ref #Bbeclm2Ywh From 6198288265 on 08/15/2016 0723 PM
	08/30	9.01	Deposit Made In A Branch/Store
		$100,009.01	**Total electronic deposits/bank credits**
		$100,009.01	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/01	1,298.60	Principal Peris Plic-Peris 4-5899300000903 Wells Fargo Payroll
	08/03	36,523.86	WT Fed#05730 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16080210525178 Trn#160803057952 Rfb# 000000705
	08/09	55.89	Vsp Payment Ebillpymts 160808 1314308 Midway Services Compan
	08/10	1,486.95	Principal Peris Plic-Peris 4-5899300000510 Wells Fargo Payroll
	08/10	4,260.35	Unitedhealthcare Billing 033992142847 lea*1*160808151\
	08/11	38.46	Rocky Mtn Res Cu Plan Fundi 160811 Rmrnwg Midway Services Comp
	08/16	24,734.00	WT Fed#03166 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16081611322452 Trn#160816123175 Rfb# 000000709
	08/22	60.50	Rocky Mtn Res Op Client Fee 160822 Rmrnwg Midway Services Comp
	08/23	38.46	Rocky Mtn Res Cu Plan Fundi 160823 Rmrnwg Midway Services Comp

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/25	739.23	Principal Peris Plic-Peris 4-5899300000560 Wells Fargo Payroll
	08/26	20,122.02	WT Fed#00103 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16082510162672 Trn#160826000423 Rfb# 000000717
		$89,358.32	**Total electronic debits/bank debits**
		$89,358.32	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	40,023.68	08/11	46,359.57	08/23	71,526.61
08/01	88,725.08	08/15	96,359.57	08/25	70,787.38
08/03	52,201.22	08/16	71,625.57	08/26	50,665.36
08/09	52,145.33	08/22	71,565.07	08/30	50,674.37
08/10	46,398.03				

Average daily ledger balance **$60,973.16**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
07/31	100.00

Average daily ledger balance $100.00

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
07/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$5,733,398.13	$0.00	-$5,733,398.13	$0.00

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	08/05	4,019.00	WT Fed#06952 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16080418433345 Trn#160805067805 Rfb# 000000706
	08/05	5,477.50	WT Fed#06954 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16080418441850 Trn#160805067804 Rfb# 000000707
	08/12	6,480.00	WT Fed#01456 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16081112241113 Trn#160811129073 Rfb# 000000708
	08/19	570.00	WT Fed#01053 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16081809530163 Trn#160818147240 Rfb# 000000710
	08/26	5,712,876.13	WT Fed#03721 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#160826029869 Rfb#
		$5,729,422.63	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*
2868	3,975.50	08/10
	$3,975.50	**Total checks paid**
	$5,733,398.13	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
07/31	5,733,398.13	08/10	5,719,926.13	08/19	5,712,876.13
08/05	5,723,901.63	08/12	5,713,446.13	08/26	0.00

Average daily ledger balance **$4,612,168.02**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$647.09	$0.00	$0.00	$647.09

Daily ledger balance summary

Date	*Balance*
07/31	647.09

Average daily ledger balance **$647.09**

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TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_2694695_007 E U 09656 00145

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]025

Account Type
CURRENT ACCOUNT

Statement From - To
JUL 29/16 - AUG 31/16
Page 1 of 3

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			JUL29	50,474.51
CIPS CREDIT INTEREST		30.13	AUG02	50,504.64
CHQ#00939-2300199449	2,613.51		AUG11	47,891.13
CHQ#00942-0500180947	1,005.93		AUG17	
CHQ#00940-2300392605	13,520.36		AUG17	33,364.84
CHQ#00941-2300430866	406.29		AUG18	32,958.55
CHQ#00943-2300503897	574.56		AUG19	32,383.99
IWPN CHARGES	5.00		AUG22	
CMS-BR/PT FEES	30.00		AUG22	32,348.99
DEPOSIT		15.00	AUG23	32,363.99
SERVICE CHARGE	7.50		AUG31	
ITEMS DEP FEE	0.22		AUG31	32,356.27

5 CHQS ENCLOSED NEXT STATEMENT DATE IS SEP 30/16
MONTHLY AVER. CR. BAL. $41,272.76
MONTHLY MIN. BAL. $32,348.99
DEP CONTENT- CASH 0 ITEMS 1 UNC BATCH 0

	No.	Amount
Credits	2	45.13
Debits	9	18,163.37

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Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	15,313,967.08
Add Pending Deposits	.00
Less Outstanding Checks	920.20-
	15,313,046.88
Balance per General Ledger	15,313,046.88
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Tab Products CO LLC	8/5/2016	00006341	359.12-
LexisNexus	8/12/2016	00006345	444.53-
Pitney Bowes	8/26/2016	00006349	116.55-
			920.20-

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	4,861,830.91
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,861,830.91
Balance per General Ledger	4,861,830.91
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	831.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	831.58
Balance per General Ledger	831.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	354,905.29
Add Pending Deposits	.00
Less Outstanding Checks	.00
	354,905.29
Balance per General Ledger	354,905.29
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	107.42
Add Pending Deposits	.00
Less Outstanding Checks	.00
	107.42
Balance per General Ledger	107.42
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary		
Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	50,674.37
Add Pending Deposits	.00
Less Outstanding Checks	.00
	50,674.37
Balance per General Ledger	50,674.37
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	8/31/2016	

Balance per Bank Statement	647.09
Add Pending Deposits	.00
Less Outstanding Checks	.00
	647.09
Balance per General Ledger	647.09
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	8/31/2016	

Balance per Bank Statement	32,356.27
Add Pending Deposits	.00
Less Outstanding Checks	6,627.44-
	25,728.83
Balance per General Ledger	25,728.83
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Borden Ladner Gervais	8/26/2016	00000944	767.13-
DLA Piper LLP	8/26/2016	00000945	5,860.31-
			6,627.44-